Management Presentation
July 30, 2008

Second Quarter 2008 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation, including our "2008 Financial Outlook", contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which compliment and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Summary of Consolidated Results

	Three Months Ended June 30,			Six Months Ended June 30,		
	2008	2007	% Change	2008	2007	% Change
Revenue	$ 158.3	$ 134.5	*17.7* %	$ 301.0	$ 252.6	*19.2* %
Operating Expenses						
Cost of services sold	104.0	85.9	*21.1* %	201.2	162.8	*23.5* %
SG&A	37.5	35.2	*6.5* %	73.1	68.4	*6.8* %
D&A	8.7	5.9	*47.2* %	18.8	11.7	*60.2* %
Operating Income	8.1	7.5	*7.4* %	7.9	9.6	*(17.3)* %
Other income (expense)	(4.0)	(3.5)		(4.1)	(6.7)	
Income tax (expense) recovery	(3.9)	0.4		(3.1)	0.9	
Equity in Earnings of Affiliates	0.1	0.1		0.2	0.0	
Minority Interests	(2.9)	(5.4)		(5.0)	(9.7)	
Loss from Contining Operations	(2.7)	(0.9)		(4.0)	(5.9)	
Loss from discontinued operations	(1.8)	(1.7)		(3.8)	(5.5)	
Net Loss	$ (4.5)	$ (2.6)		$ (7.9)	$ (11.4)	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2008	2007	*% Change*	2008	2007	*% Change*
Revenue						
Strategic Marketing Services	$ 88.8	$ 78.4	*13.2 %*	$ 166.8	$ 149.0	*11.9 %*
Customer Relationship Management	36.8	25.7	*43.5 %*	71.5	49.2	*45.2 %*
Specialized Communication Services	32.6	30.4	*7.5 %*	62.7	54.3	*15.4 %*
Total Revenue	$ 158.3	$ 134.5	*17.7 %*	$ 301.0	$ 252.6	*19.2 %*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Second Quarter 2008 Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Organic Growth	10.3%	43.7%	2.0%	14.8%
Acquisition Growth	1.9%	-	1.1%	1.4%
Foreign Exchange Growth	1.0%	-0.2%	4.4%	1.5%
Total	13.2%	43.5%	7.5%	17.7%

MDC PARTNERS

Year to Date 2008 Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Organic Growth	6.8%	45.5%	8.5%	14.7%
Acquisition Growth	3.9%	-	0.7%	2.4%
Foreign Exchange Growth	1.2%	-0.3%	6.2%	2.1%
Total	11.9%	45.2%	15.4%	19.2%

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2008	2007	*% Change*	2008	2007	*% Change*
EBITDA						
Strategic Marketing Services	$ 14.5	$ 13.2	*10.0 %*	$ 23.0	$ 23.3	*(1.3) %*
margin	*16.4%*	*16.8%*		*13.8%*	*15.6%*	
Customer Relationship Management	4.2	2.0	*109.9 %*	7.3	4.1	*79.4 %*
margin	*11.4%*	*7.8%*		*10.2%*	*8.3%*	
Specialized Communication Services	3.7	4.3	*(13.2) %*	7.2	6.0	*19.6 %*
margin	*11.4%*	*14.1%*		*11.5%*	*11.1%*	
Marketing Communications	22.5	19.5	*15.2 %*	37.5	33.4	*12.3 %*
margin	*14.2%*	*14.5%*		*12.5%*	*13.2%*	
Corporate Expenses	(3.8)	(4.5)	*(15.5) %*	(6.9)	(8.6)	*(19.7) %*
Total EBITDA	$ 18.6	$ 15.0	*24.4 %*	$ 30.6	$ 24.8	*23.4 %*
margin	*11.8%*	*11.1%*		*10.2%*	*9.8%*	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2008	2007	% Change	2008	2007	% Change
MDC EBITDA						
Strategic Marketing Services	$ 12.7	$ 9.0	*42.0* %	$ 20.5	$ 15.3	*33.7* %
Customer Relationship Management	4.1	2.0	*104.7* %	7.1	4.0	*76.0* %
Specialized Communication Services	2.8	3.1	*(10.7)* %	4.9	4.3	*13.8* %
Marketing Communications	19.6	14.1	*39.2* %	32.5	23.7	*37.3* %
Corporate	(3.8)	(4.5)	*(15.5)* %	(6.9)	(8.6)	*(19.7)* %
Total MDC EBITDA	$ 15.8	$ 9.6	*64.9* %	$ 25.6	$ 15.1	*69.9* %

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
MDC EBITDA	$15.8	$9.6	$25.6	$15.1
Capital Expenditures	(4.4)	(3.8)	(8.6)	(7.3)
Cash Taxes	(0.6)	(0.5)	(0.9)	(1.0)
Cash Interest, net	(4.2)	(1.6)	(6.7)	(5.0)
Free Cash Flow	**$6.6**	**$3.6**	**$9.4**	**$1.7**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Liquidity Profile

Available Liquidity at June 30, 2008

(US$ in millions)

Commitment Under Facility	$	185.0
Revolver		6.8
Term Loan A		60.0
Delayed Draw Term Loan B		51.5
		118.3
Letters of Credit		4.6
Funds Available Under Facility	$	62.1
Available Cash		8.8
Liquidity	$	70.9

MDC PARTNERS

Temporal Put Obligations and Impact on EBITDA

	Estimated Put Impact at June 30, 2008			
	Payment Consideration			Incremental
(US$ in millions)	Cash	Stock	Total	EBITDA in Period
2008	$8.1	$0.3	$8.4	$2.6
2009	2.0	0.9	2.9	0.7
2010	26.6	5.9	32.5	3.3
2011	2.1	1.2	3.3	1.5
2012 - 2015	15.3	2.8	18.1	4.3
Total	$54.1	$11.1	$65.2	$12.4

Effective Multiple	5.3

Note: Excludes put rights of $8.2 million exercisable pursuant to termination of employment.

2008 Financial Outlook

Revenue	$600 - $610 million
MDC's Share of EBITDA	$61 - $64 million
Free Cash Flow	$30 - $35 million

Note: See appendix for definitions of non-GAAP measures.

Appendix

MDC PARTNERS

Revenue Growth Trend

$ US Millions



$700
$600
$500
$400
$300
$200
$100
$0
2006-2008P CAGR: 21.2%
$412
$547
$600-$610
$301
2006A
2007A
2008P
YTD 2008

Note: CAGR calculated based on the mid-point of the projected range.

MDC PARTNERS

MDC EBITDA Growth Trend

$ US Millions



2006-2008P CAGR: 38.7%
$70
$60
$50
$40
$30
$20
$10
$0
$40
$33
$42
$48
$61-$64
$26
2006A
2007A
2008P
YTD 2008
Reported
Adjusted

Note: CAGR calculated based on adjusted amounts and the mid-point of the projected range.

Corporate Cost Reduction Trend

$ US Millions



$25
$20
$15
$10
$5
$0
$22.5
$19.1
$15.5
$14.0
$6.9
2005
2006A
2007A
2008P
YTD 2008

Note: Beginning in 2007 certain members of the corporate group were permanently assigned to certain segments of the business resulting in their related costs being allocated to those segments; 2007 excludes $2.2 million of one-time, non-recurring items.

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation.
- **MDC's Share of EBITDA:** MDC's Share of EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation less minority interest.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures, net, less cash interest, net, less cash taxes.

Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on July 30, 2008.